Exhibit 10.1.3

DEVELOPMENT AGREEMENT

This DEVELOPMENT AGREEMENT (this “Agreement”) is made and entered into as of this 4th day of September, 2007 (the “Effective Date”), by and between QUALCOMM INCORPORATED, a Delaware corporation, having a place of business at 5775 Morehouse Drive, San Diego, California, 92121 (“QUALCOMM”), and AIRCELL LLC, a Delaware limited liability company, having a place of business at 1250 North Arlington Heights Rd. Suite 500, Itasca, IL 60143 (“AirCell”). QUALCOMM and AirCell are each sometimes referred to herein as a “party” and collectively as the “parties.”

RECITALS

A. AirCell intends to launch an Air-to-Ground (“ATG”) broadband service;

B. QUALCOMM has developed and is continuing to develop its Code Division Multiple

C. Access (“CDMA”) digital wireless telecommunications technology; and AirCell desires to engage QUALCOMM to:

- develop an Aircard for AirCell, as described in that certain AirCell Aircard Product Definition Document dated May 2, 2007 (the “Aircard”)

- develop certain modifications to QUALCOMM’s Cell Site Modem (“CSM”) software that are part of base transceiver stations in CDMA 3G-1X and EV-DO Rev. A networks (the “CSM Software”),

and QUALCOMM desires to develop such Aircard and Mobile Station Modem (“MSM”) software (“MSM Software”), upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. QUALCOMM and AirCell hereby agree as follows:

1. Definitions All definitions in this Agreement and the Statement of Work apply to both their singular and plural forms, as the context may require. The terms “herein,” “hereunder,” “hereof’ and similar expressions refer to this Agreement. “Section” refers to a Section herein. The word “including” means “including without limitation,” unless otherwise stated. All references to “days” are to calendar days, unless otherwise specified.

2. QUALCOMM’S Obligations.

2.1 Deliverables. QUALCOMM shall deliver to AirCell, through the assignment of specific employees, services and equipment of the type listed and described in the Agreement and the Statement of Work (the “Deliverables”) attached hereto as Exhibit A. The delivery of the specific Deliverables shall be described in the milestones set forth in the Statement of Work (the “Milestone(s)”) and such Deliverables shall be delivered by QUALCOMM in accordance with the terms and conditions of this Agreement and the Statement of Work.

2.2 Additional Agreements. Concurrent with the execution of this Agreement, the parties shall execute and enter into a Manufacturing Services and Product Supply Agreement attached hereto as Exhibit B (the “Supply Agreement”) pursuant to which QUALCOMM shall agree to build a [***], beginning when AirCell makes ATG broadband services available in the continental United States to commercial airline passengers (the “Commercial Launch”) except as described during the trials defined below. Both parties acknowledge that a Commercial Launch shall not mean any ATG trial conducted by AirCell using twenty (20) airplanes of any individual airline for up to a maximum one hundred twenty (120) calendar days (each a “Trial”), and that AirCell shall be permitted to conduct Trials with an unlimited number of airlines. During the Trial period AirCell shall be entitled to receive all revenues from passengers/customers. The price, delivery terms, warranty and other provisions governing the manufacture and sale of such Aircards shall be defined in the Supply Agreement. [***]

3. COMPENSATION.

3.1 Payments. In consideration for QUALCOMM’s performance of its obligations under this Agreement, AirCell shall pay QUALCOMM the payments, as provided further below.

(a) Initial Payments. [***].

(b) Milestone Payments. In consideration for QUALCOMM’s successful completion of each of the Milestones set forth below and as they are more fully described in the Statement of Work, AirCell shall pay QUALCOMM the amount associated with each Milestone set forth in Table 3.1(b) below (the “Milestone Payment.”)

Table 3.1(b)

Milestones
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

(i) Successful completion of each Milestone shall occur upon the successful completion of the test plan, if applicable, and the acceptance criteria associated with such Milestone, as described in the Statement of Work, provided that the relevant date for completion of each Milestone described in Table 3.1(b) (“Milestone Date”) has passed. After a Milestone has been satisfied pursuant to the terms set forth in the Statement of Work, QUALCOMM shall issue an invoice for the corresponding Milestone Payment. [***].

(c) Annual Payments. In addition to the payments described above, AirCell shall pay to QUALCOMM an annual fee [***]

(d) Design Transfer Payment. [***]

3.2 Future Services. The parties agree that if AirCell desires QUALCOMM to perform any services not outlined in the Statement of Work (the “Future Services”), then if QUALCOMM in its sole and exclusive discretion decides to perform such Future Services, the parties shall mutually agree upon the scope of and the additional fees for such Future Services, but all other terms and conditions for QUALCOMM’s performance of such Future Services shall be defined in this Agreement. Both parties expressly acknowledge that nothing in this Section 3.2 shall obligate AirCell to request or QUALCOMM to perform any Future Services. The parties acknowledge that Section 2.4 of that certain Air-to-Ground System Feature Document dated July 2007 (80-H0973-1 Rev. B) referenced in the PDD (as such term is defined in the Supply Agreement) lists a number of features that are expressly not contemplated to be part of the Deliverables and such features are marked with a dollar sign ($). Should AirCell desire to include such features in any of the Deliverables, then QUALCOMM and AirCell shall mutually agree on applicable additional fees pursuant to this Section 3.2. Features not marked with the dollar sign will be delivered per the release date specified in section 2.4 of that certain Air-to-Ground System Feature Document dated July 2007 (80-H0973-1 Rev. B).

3.3 Taxes. Unless required by applicable law, all amounts payable to QUALCOMM hereunder shall be paid without deduction for any taxes, levies or charges of any nature which may be imposed, including without limitation, sales tax, withholding taxes, value added tax, excise tax, consumption tax, customs duties or similar charges or fees, but excluding any taxes imposed upon QUALCOMM’s income (“Taxes”). In the event that either party pays for any Taxes on behalf of the other party after obtaining prior written consent, then the non-paying party shall reimburse the paying party within sixty (60) days after the invoice date. If AirCell is required by any applicable law to withhold taxes from any payment due QUALCOMM under this Agreement, then AirCell agrees to deliver to QUALCOMM a receipt, tax withholding certificate, or similar documentation evidencing payment of any such withholding. Failure to provide a tax withholding certificate or similar documentation within one hundred twenty (120) days after payment is made will result in the amount withheld becoming immediately due and payable to AirCell, unless the parties have agreed otherwise. Upon receipt by AirCell of the tax withholding certificate, the portion of the invoice represented by the tax withholding certificate shall be deemed fully paid by QUALCOMM

4. TERM

4.1 Term. This Agreement shall be effective as of the Effective Date and, unless earlier terminated under this Section 4, shall terminate on the date that is three years after the earlier of: (a) the date the date the Commercial Launch or (b) November 1, 2008 (the “Term”). The Term may be extended only upon the mutual written agreement of both parties. [***]

4.2 AirCell Termination. AirCell may terminate this Agreement effective immediately, upon written notice to QUALCOMM, if (a) QUALCOMM is in breach of Section 8 (Confidential Information); (b) QUALCOMM infringes any Intellectual Property Right (as defined in Section 7.1 below) owned by or licensed to AirCell; or (c) if QUALCOMM files insolvency proceedings, or files an answer not seeking dismissal of an insolvency proceeding within sixty (60) days of a filing of such action„ or is adjudged insolvent; if substantially all assets of QUALCOMM are transferred to an assignee for the benefit of creditors, a receiver or a trustee; if QUALCOMM loses any governmental authorization necessary to fulfill its obligations under this Agreement; or if QUALCOMM ceases to carry on business.

4.3 QUALCOMM Termination. QUALCOMM may terminate this Agreement, effective immediately, upon written notice to AirCell, if: [***]. QUALCOMM acknowledges that neither an initial public offering nor sale of securities by AirCell shall be a cause for the termination of this Agreement.

4.4 Other Termination Rights. Either party may terminate this Agreement: (i) pursuant to Section 11.6 (Force Majeure); (ii) effective immediately, upon written notice to the other party, if the other party is in material breach of any provision and does not cure such breach within thirty (30) days after receiving the non-breaching party’s written notice of breach, which notice shall, in each case, specify the nature of the default in reasonable detail. Termination rights under this Section 4 shall be in addition to and not in substitution for any other remedies that may be available to the non-defaulting Party.

4.5 Effect of Termination.

(a) Confidential Information. Upon any termination or expiration of this Agreement for any reason, each party shall return to the other party all tangible items then in its possession or under its control constituting or containing the Confidential Information (as defined in Section 9 below) of such other party, including any and all copies thereof, or certify that such items have been destroyed

(b) Licenses. So long as (i) the termination is not due to AirCell’s failure to make the accelerated aggregate Annual Payments pursuant to Section 3.1(c) of this Agreement, if invoiced by QUALCOMM, and (ii) the payments described in Section 4.5(d) below have been made, AirCell’s licenses as described in Section 7 shall survive any termination of this Agreement.

(c) Design Transfer Obligation. If AirCell has paid the Design Transfer License Fee described in Section 3.1(d), then QUALCOMM’s obligation to enter into a Design Transfer Agreement with a Third Party Manufacturer pursuant to Section 2.2 shall survive any termination of this Agreement.

(d) Termination Payments.

(i) Termination by QUALCOMM. Upon any termination of this Agreement by QUALCOMM under Section 4.3[***]

(A) [***]

(B) [***]

[***]

(ii) Termination by AirCell. Upon any termination of this Agreement by AirCell pursuant to Section 4.2, AirCell shall be obligated to make no further payments. In addition, AirCell shall have to option either (A) to allow QUALCOMM to retain any Milestone Payments paid by AirCell hereunder, in which case AirCell shall be entitled to retain the licenses under Section 7; or (B) to require QUALCOMM to refund to AirCell any Milestone Payments paid by AirCell hereunder, in which case AirCell shall not retain any licenses under Section 7.

(e) Survival. In addition to the specific sections cited above, Sections 1, 4.5, 8, 9, 10 and 11 shall survive the expiration or termination of this Agreement for any reason.

5. QUALCOMM PERSONNEL. All personnel performing services hereunder shall remain employees of QUALCOMM for all purposes, and QUALCOMM shall be solely responsible for the payment of any and all salary, bonuses, living expenses, travel expenses and other compensation, and the provision of all retirement, health care, insurance and other benefits, if any, to such personnel. QUALCOMM also shall be solely responsible for the payment of any taxes or governmental charges of any kind, including, without limitation, withholding taxes, payroll taxes or unemployment or workers’ compensation insurance, with respect to any such personnel.

6. REGULATORY APPROVALS. [***]. Upon request from AirCell, QUALCOMM shall provide pursuant to Section 4.1 a reasonable amount of assistance to AirCell in obtaining the required regulatory approvals and licenses.

7. INTELLECTUAL PROPERTY OWNERSHIP.

7.1 Background Technology and Intellectual Property Rights. Each party shall retain all rights, title, and interest in and to its Background Technology and all Intellectual Property Rights therein that have arisen by the Effective Date. “Background Technology” consists of each party’s or its licensors’ technology, materials, ideas, know-how, inventions, approaches, software, hardware, microelectronics, designs, concepts, techniques, processes, data, tools, services, instruments, templates, methodologies, algorithms, documentation and any other knowledge, and any derivation thereof or enhancements or modifications thereto. “Intellectual Property” or “Intellectual Property Rights” collectively means any and all patents (including reissues, divisions, continuations and extensions thereof), patent registrations, patent applications, database rights, utility models, business processes, trademarks, service marks, trade secrets, know-how, trade names, registered or unregistered designs, mask works, copyrights, moral rights, industrial rights, or any application therefor and any other form of proprietary protection, which arise or are enforceable under the laws of the United States, the European Union, Japan, Taiwan, any other jurisdiction or any multilateral, bilateral or other treaty regime.

7.2 Project IP. Any and all inventions, improvements, technology, developments, innovations, ideas, know-how, approaches, software, hardware, designs, concepts, techniques, processes, data, tools, templates, methodologies, algorithms, documentation and any other Intellectual Property which is developed by QUALCOMM or jointly by QUALCOMM and AirCell during the Term and pursuant to this Agreement for any Deliverable is “Project Work Product.” QUALCOMM shall be the sole and exclusive owner of all Intellectual Property Rights that are not AirCell’s Background Technology or Background Intellectual Property Rights in and to the Project Work Product (“Project IP”). QUALCOMM shall not own any Intellectual Property Rights developed independently by AirCell. QUALCOMM shall not own any products, technology or any Intellectual Property of AirCell under this Agreement and the Statement of Work.

7.3 Grant of License to AirCell Background Technology. Subject to the terms of this Agreement, AirCell hereby grants to QUALCOMM a non-exclusive, worldwide, royalty-free, and fully paid-up right and license (with no right to sublicense) to use the AirCell Background Technology and AirCell Intellectual Property rights solely during the Term and for the sole and limited purpose of QUALCOMM’s performance of its obligations hereunder.

7.4 Grant of License to Deliverables. Subject to the limitations set forth in Section 7.5 below, for any and all Deliverables provided by QUALCOMM to AirCell under this Agreement, AirCell may use the Deliverables solely in connection with the testing and development of wireless communications equipment that incorporates a QUALCOMM integrated circuit. AirCell shall have no right to alter, modify, translate or adapt the Deliverables or create derivative works thereof except as expressly provided in Section 7.5, nor shall AirCell have the right to assign, sublicense, transfer or otherwise provide the Deliverables to any third party (except for the provision of the Deliverables to AirCell’s consultants, advisors and other agents (the “AirCell Consultants”) who have a need to access the Deliverables to fulfill the purpose of this Agreement; provided that such AirCell Consultants have agreed with AirCell to treat such Deliverables in a manner that is consistent with the obligations of AirCell in this Agreement), or as set forth in the last sentence of this Section 7.4, and in the Supply Agreement and/or any Design Transfer Agreement. AirCell shall be responsible for any improper use by the AirCell Consultants of such Deliverables. Except as expressly permitted above, AirCell shall not use the Deliverables for any other purpose, without the prior written authorization of QUALCOMM. QUALCOMM covenants and agrees that in the Supply Agreement and/or a Design Transfer Agreement, it will grant to AirCell all necessary rights and licenses to use, copy, display, modify, reproduce, manufacture, have manufactured, market, sell and distribute the Deliverables, or parts thereof, as a component of AirCell products.

7.5 Grant of Software License. QUALCOMM hereby grants to AirCell a non-exclusive, non-transferable, revocable license under QUALCOMM’s copyrights in the QUALCOMM Background Technology and the Project IP to use the software supplied hereunder by QUALCOMM (the “Software”)

solely in conjunction with the Deliverables provided hereunder and subject to the terms and conditions of this Agreement . In addition, AirCell shall have the right to have one or more BTS vendors, as selected by AirCell, incorporate the CSM Software (that is part of the Deliverables) into a BTS (an “Enabled BTS”) and shall be permitted to resell, deploy and use such Enabled BTS on a worldwide basis. The BTS vendor(s) of AirCell’s choice shall have appropriate QUALCOMM licenses; however they will not be required to pay any additional license fee for the CSM Software (ATG features). The selected BTS vendor(s) shall have the right with AirCell’s prior written permission and upon written notice to QUALCOMM to sell and deploy the Enabled BTS to any service provider worldwide. Except as expressly provided in this Section 7.5, AirCell warrants and agrees that AirCell shall not, without the prior written consent of QUALCOMM, (i) alter, modify, translate, or adapt any Software or create any derivative works based thereon; (ii) except as necessary to install or load the Software in the Deliverables, copy any Software; (iii) assign, sublicense, resell or otherwise transfer the Software in whole or in part to any unauthorized third parry; (iv) transfer Software except in conjunction with the transfer of the product in which the Software is imbedded or contained; (v) use the Software except as specifically contemplated in this Agreement; (vi) decompile, reverse assemble, translate or otherwise reduce the Software or any portion thereof to human-perceivable form; (vii) combine or merge any portion of the Software with any other software; (viii) disclose the Software to any third party (other than in connection with the permitted uses of the Deliverables); or (ix) incorporate, link, distribute or use (1) the Software, or (2) any software, products, documentation, content or other materials developed using the Software, with any code or software licensed under the GNU General Public License (“GPL”), LGPL, Mozilla, or any other open source license, in any manner that could cause or could be interpreted or asserted to cause the Software or other QUALCOMM software (or any modifications thereto) to become subject to the terms of the GPL, LGPL, Mozilla or such other open source license. The entire right, title and interest in the Software shall remain with QUALCOMM, and AirCell shall not remove any copyright notices or other legends from the Software or any accompanying documentation. Nothing herein shall be construed as the sale of any Software to AirCell. Nothing herein shall be deemed to grant any right to AirCell under any of QUALCOMM’s patents. This Agreement shall not modify or abrogate AirCell’s obligations under any other agreement with QUALCOMM. Neither the supply of any Deliverables nor the license of any Software, nor any provision of this Agreement shall be construed to grant to AirCell either expressly, by implication or by way of estoppel, any license under any patents or other intellectual property rights of QUALCOMM covering or relating to any other product or invention, or any combination of any Deliverable with any other product, except as expressly set forth in this Agreement.

7.6 Ownership of Third Party Materials. AirCell may disclose or provide to QUALCOMM certain Intellectual Property which is owned by third parties and licensed to AirCell (the “Third Party Intellectual Property”). Notwithstanding anything express or implied in this Agreement, such third party owners shall retain all rights, title and interest in and to such Third Party Intellectual Property including all underlying Intellectual Property Rights. Any such disclosure of information related to Third Party Intellectual Property shall be subject to Section 9 (Confidential Information) of this Agreement.

7.7 Further Assistance. The parties agree to execute all applications, assignments or other documents of any kind and take all other legally necessary steps under the law of any applicable jurisdiction including the United States-or any applicable treaty regime, at the expense of the requesting party, in order to apply for, obtain, protect, perfect or enforce the requesting party’s rights, title, and interest in the requesting party’s Intellectual Property as specified herein.

7.8 Reservation of Rights. Except as expressly provided in this Agreement, neither party conveys to the other party any Intellectual Property Rights. Neither the delivery of any QUALCOMM or AirCell Background Technology, the Project IP, or other Intellectual Property, nor any provision of this Agreement shall be construed to grant to either party, either expressly, by implication or otherwise, any license under any Intellectual Property Rights of the other party other than the limited licenses granted in Section 7.3, Section 7.4 and Section 7.5.

8. REPRESENTATIONS AND WARRANTIES.

8.1 QUALCOMM Warranties. In addition to any other warranties contained elsewhere in this Agreement, QUALCOMM hereby warrants, represents and covenants to AirCell, for the duration of the Term, all of the following:

(a) Corporate Validity. QUALCOMM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary corporate power and authority to conduct its business and is duly qualified to transact business and perform this Agreement to the full extent contemplated herein. Furthermore, the individual executing this Agreement is an authorized representative of QUALCOMM with the power to bind QUALCOMM to this Agreement.

(b) Conflicting Obligations. Neither the execution or implementation of this Agreement, nor any of the terms, conditions, warranties, liability or warranty limitations or exclusions in this Agreement, nor the performance by QUALCOMM of its obligations under this Agreement, does or will: (i) contravene any provision of QUALCOMM’s organizational documents; or (ii) conflict with any material agreement, understanding or obligation to which QUALCOMM is a party or by which it is bound.

(c) Regulatory Compliance. QUALCOMM will comply with all applicable laws and regulations in the implementation of this Agreement and the performance of its obligations hereunder.

(d) Warranty. QUALCOMM represents and warrants to AirCell that, with respect to the performance of services and the provision of Deliverables pursuant to this Agreement, all such services and Deliverables shall be performed in a workmanlike manner and in accordance with reasonable commercial standards, and that the services and Deliverables will perform according the specifications of this Agreement and the Statement of Work.

8.2 AirCell Warranties. AirCell hereby warrants, represents and covenants to QUALCOMM, for the duration of the Term, all of the following:

(a) Corporate Validity. AirCell is a limited liability company, duly organized, validly existing and in good standing under the laws of the state of Delaware, with all necessary corporate power and authority to conduct its business and is duly qualified to transact business and perform this Agreement to the full extent contemplated herein. Furthermore, the individual executing this Agreement is an authorized representative of AirCell with the power to bind AirCell to this Agreement.

(b) Conflicting Obligations. Neither the execution or implementation of this Agreement, nor any of the terms, conditions, warranties, liability or warranty limitations or exclusions in this Agreement, nor the performance by AirCell of its obligations under this Agreement, does or will: (i) contravene any provision of AirCell’s organizational documents; or (ii) conflict with any material agreement, understanding or obligation to which AirCell is a party or by which it is bound.

8.3 DISCLAIMER OF OTHER WARRANTIES. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, EACH PARTY DISCLAIMS ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. WITHOUT UNITING THE GENERALITY OF THE FOREGOING, QUALCOMM AND AIRCELL DO NOT MAKE, AND EXPRESSLY DISCLAIM, ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, RELATED TO ANY INTELLECTUAL PROPERTY, TECHNOLOGY OR INFORMATION PROVIDED BY ANY THIRD PARTY.

9. CONFIDENTIAL INFORMATION. Treatment of Confidential Information. The parties hereby acknowledge and agree that the terms and conditions of the Mutual Non-Disclosure Agreement dated as of September 14, 2004 by and between AirCell and QUALCOMM (“NDA”) shall apply to the use and disclosure of Confidential Information exchanged pursuant to this Agreement. Confidential Information shall have the same meaning as “INFORMATION” in the NDA. To the extent that the term stated in the NDA terminates prior to the termination of this Agreement, the parties agree that the term of the NDA shall be automatically extended to the term of this Agreement. The parties acknowledge that they have entered and may enter into additional multiparty confidentiality agreements with other third parties relating to matters under this Agreement and the NDA. The parties agree that either party shall be permitted to disclose Confidential Information to such third parties, provided such confidentiality agreements with such third parties are Substantially the same as the NDA

10. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, EXEMPLARY, SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, REVENUES, OR BUSINESS OF ANY KIND, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. TO THE MAXIMUM EXTENT ALLOWABLE UNDER APPLICABLE LAW, EXCEPT FOR A PARTY’S BREACH UNDER SECTION 7, 9, OR 11.1, EACH PARTY’S AGGREGATE LIABILITY IN CONNECTION WITH THIS AGREEMENT OR THE STATEMENT OF WORK, REGARDLESS OF THE FORM OF THE ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL NOT EXCEED THE AMOUNTS PAID BY AIRCELL TO QUALCOMM UNDER THIS AGREEMENT. THE LIMITED LIABILITY PROVISIONS CONTAINED IN THIS AGREEMENT ARE A FUNDAMENTAL BASIS OF THE PARTIES’ BARGAIN HEREUNDER, AND NEITHER PARTY WOULD AGREE TO THE TERMS HEREIN ABSENT SUCH LIMITATIONS.

11. MISCELLANEOUS.

11.1 Relationships. The relationship between the parties under this Agreement is solely that of independent contractors, and neither party is an employer, employee, owner, agent, franchisor, franchisee or representative of the other party. Neither party is authorized or empowered to represent the other party, nor to transact business, incur obligations or buy goods in the other party’s name or for the other party’s account. This Agreement does not constitute, and shall not be deemed to constitute a joint venture or partnership between the parties hereto, and neither party shall be deemed to be an agent of the other, or have authority to bind, obligate or make an agreement for the other party.

11.2 Assignment. Except as set forth in this Agreement, neither party may assign or delegate, by operation of law or otherwise, any of its rights or obligations under this Agreement to any third party without the prior written consent of the other party, except that (a) QUALCOMM may delegate the performance of the Services to subcontractors or consultants, and (b) either party may assign its rights or obligations to an affiliate of such party. Notwithstanding the foregoing, either party may assign its rights and obligations hereunder to an acquirer of all or substantially all of such party’s business or assets, whether by merger, sale, or acquisition, so long as such purchaser agrees to assume all of such party’s obligations hereunder and has the financial and technical capabilities to fulfill such obligations. For the purposes of this Section 11.2, the term “affiliate” shall mean an entity that controls, is controlled by or is under common control with a party. Any attempted assignment or delegation in contravention of this Section 11.2 shall be null and void.

11.3 Non-Exclusivity. Except for the restrictions contained in Section 7, Section 9 and this Section 11.3, nothing expressed or implied in this Agreement shall be deemed to restrict QUALCOMM’s right or ability, whether during the Term or at any time thereafter, to: (i) directly or indirectly sell, license, use, promote, market, exploit, develop or otherwise deal anywhere in any product or service of any kind or (ii) enter into any business arrangement of whatever nature or description, including arrangements similar to those contemplated in this Agreement, with any other entity in any location. QUALCOMM will not (directly or indirectly) reuse or resell AirCell’s Background Technology, or any new product derived from AirCell’s Background Technology, except to AirCell or a party designated by AirCell. This section does not apply to new products derived without use of the AirCell Background Technology. Notwithstanding the foregoing, during the period from the date of this Agreement through July 1, 2008, QUALCOMM shall not sell, distribute or transfer any products (that utilize the Deliverables) to any party other than AirCell; and during the Term of this Agreement, QUALCOMM shall not own a majority interest in or operate any business that directly competes with AirCell’s ATG in-cabin broadband business (the “AirCell Business”); provided, however, that the foregoing restriction, after July 1, 2008; shall not prevent QUALCOMM from developing or selling technology or equipment to third-parties that do directly compete with the AirCell Business.

11.4 Export Compliance Assurance. Each party agrees that neither it nor any of its subsidiaries, affiliates or subcontractors will directly or indirectly export, re-export, transfer, or release, or cause to be exported or re-exported (herein referred to as “export”) any hardware, software, know-how, data or technical information’(collectively, “Materials”) obtained from the other party hereunder to any destination or entity prohibited or restricted under U. S. law, including but not limited to U.S. government embargoed or sanctioned countries or entities, unless it shall obtain prior to export an authorization from the applicable U.S. government agency (either in writing or as provided by applicable regulation). Each party further agrees that no Materials will be directly or indirectly employed in missile technology, sensitive nuclear, or chemical biological weapons end uses or in any manner transferred to any party for any such end use.

11.5 Governing Law. This Agreement shall be governed, construed, and enforced, in all respects, solely and exclusively by the laws of the State of California, without applying any body of law that would have the effect of applying the laws of any different jurisdiction. The UN Convention on Contracts for the International Sale of Goods is hereby expressly excluded.

11.6 Force Majeure. Any delay and/or failure in performance shall not be deemed a breach hereof when such delay or failure is caused by or due to causes beyond the reasonable control and without negligence of the party charged with such performance hereunder, including, but not limited to, fire, earthquake, flood, accidents, explosions, acts of God and acts of governmental authority or acts of war, power outages, power shortages, acts of terrorism, or acts of a civil or military authority (“Force Majeure”). The party claiming Force Majeure shall notify the other party, in writing, within ten (10) days after the occurrence of the Force Majeure event specifying the nature and anticipated duration of the delay. The party claiming Force Majeure shall use commercially reasonable efforts to avoid or minimize the effects of delay or non-performance and this Agreement and the Statement of Work shall be amended to take into account the delay caused by the Force Majeure event. Notwithstanding the foregoing, in the event any delay extends for a period of more than six (6) months, either party shall have the right to terminate this Agreement by written notice to the party claiming Force Majeure.

11.7 Notices. Except as otherwise expressly provided herein, any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows; with notice deemed given as indicated: (i) by Federal Express or other overnight courier, upon written verification of receipt as evidenced by the courier’s delivery record; or (ii) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth below or to such other address as either party may specify in writing.

If to QUALCOMM:	If to AirCell:

QUALCOMM Incorporated 5775 Morehouse Drive San Diego, California 92121	Aircell, LLC 1172 CENTURY DR. SUITE 280 LOUISVILLE, COLORADO 80027 ATTN: CFO

Attn: Ahmad Jalali	With a copy to: Aircell LLC 1250 N. Arlington Height’s Rd. Suite 500 Itasca, Illinois 60143 Attn: CTO

11.8 Headings. The headings in this Agreement are for convenience only and will not be construed to affect the meaning of any provision of this Agreement.

11.9 Entire Agreement. This Agreement, together with the Exhibits and Appendices hereto, constitutes the sole, final and entire understanding and agreement between the parties concerning the subject matter hereof and supersedes all prior discussions, agreements, understandings and representations whether oral or written and whether or not executed by QUALCOMM and AirCell. No modification, variation, amendment or other change may be made to this Agreement or any part thereof unless reduced to writing and executed by authorized representatives of the parties.

11.10 Publicity. Except as may be otherwise mutually agreed, the parties shall keep this Agreement and any agreements related thereto confidential except as reasonably necessary for performance hereunder or except to the extent that disclosure may be required by applicable laws or regulations, in which latter case the party required to make such disclosure will promptly inform the other party in sufficient time prior to the date of such disclosure to enable such party to make known any objections that they may have to such disclosure. Neither party shall issue any press release or otherwise publicize the relationship of the parties under this Agreement without prior written consent of the other party, which consent shall not be unreasonably withheld.

11.11 Remedies. The rights and remedies provided to each party herein are cumulative and in addition to any other rights and remedies available to such party at law or in equity.

11.12 Severability. If one or more provisions in this Agreement are ruled entirely or partly invalid or unenforceable by any court or governmental authority of competent jurisdiction, then the validity and enforceability of all provisions not ruled to be invalid or unenforceable shall remain unaffected, the provision(s) held wholly or partly invalid or unenforceable shall be deemed amended, and the parties shall reform the provision(s) to the minimum extent necessary to render them valid and enforceable in conformity with the parties’ intent as manifested herein.

11.13 Counterparts. This Agreement may be executed in counterparts, by facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument. If executed via facsimile, the party so executing agrees to send the original to the other party via Federal Express or other overnight courier to the address designated in Section 11.7.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement as of the Effective Date.

QUALCOMM INCORPORATED		AIRCELL LLC

By:	/s/ David Virgil	By:	/s/ Joe Cruz

Name:	David Virgil	Name:	Joe Cruz

Title:	SVP	Title:	SVP, CTO

EXHIBIT A

STATEMENT OF WORK

1.	Project Objective:

QUALCOMM shall design, develop and test the Aircard that will be used by AirCell and its vendors for purposes of commercializing a system that will support voice and data services between end users in airplanes and users or servers in conventional Internet/ PSTN/cellular networks (the “BigSky System”). [***]

QUALCOMM shall provide a limited quantity of Aircards as specified below to AirCell for use by its vendors for test and trial purposes.

2.	Development Milestones

The following sets forth the Development Project milestones for QUALCOMM and AirCell.

Document Section #	QUALCOMM Milestones	I Date
2.1	Prototype Aircards	[***]
2.2	Commercial Hardware Aircards	[***]
2.3	Aircard Commercial Software	[***]
2.4	CSM Driver Software Beta Version	[***]
2.5	CSM Driver Software Commercial Version	[***]

2.1	Prototype Aircards:

[***]

2.2	Commercial Hardware Aircards:

[***]

2.3	Aircard Commercial Software:

[***].

[***]

2.4	CSM Driver Software Beta Version:

[***]

2.5	CSM Driver Software Commercial Version:

[***]

3.	Network Planning Tool

QUALCOMM will provide its network planning tool at no cost to AirCell. In addition, at such time and location as both parties mutually agree, QUALCOMM will make a network planning engineer available to AirCell for two weeks at no cost, in order train AirCell’s engineering team on how to operate the network planning tool. Any requests by AirCell to modify the network planning tool to incorporate new features and/or to run the network planning tool to generate network plans will be contingent upon AirCell and QUALCOMM entering into a separate engineering services agreement.

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4.	Additional Qualcomm Services

4.1	PN Planning and Band Class

QUALCOMM will provide a Pseudo Noise (“PN”) planning scheme for the ATG application and a PN memo at no cost to AirCell.

QUALCOMM will provide the necessary Aircard software changes to support a configurable means to enable and disable the additional fields necessary to support the PN planning scheme.

[***]

4.2	Previous Simulation Study Results

QUALCOMM will also provide to AirCell the results of any previous simulation studies for the ATG application.

4.3	Simulations to Test New Parameters

QUALCOMM will run its simulation tools to test new parameters provided by AirCell. QUALCOMM will hold a reasonable number of technical review meetings with AirCell, at which QUALCOMM engineers will review and comment on technical information/document provided by AirCell.

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EXHIBIT B

SUPPLY AGREEMENT

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EXHIBIT C

ADDITIONAL DESIGN TRANSFER DOCUMENTATION

1.	Assembly Drawing with reference designators

2.	Gerber Files

3.	Electronic Placement Files

4.	Source or Object Code for all programmable logic

5.	Schematic and Layout Files

6.	Factory Setup Test Code

7.	Test Platform Specification

8.	Any other deliverables necessary for a third party manufacturer to successfully manufacture the Aircard.

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EXHIBIT D

IRREVOCABLE STANDBY LETTER OF CREDIT

U.S. BANK NATIONAL ASSOCIATION

INTERNATIONAL BANKING GROUP

111 S.W. FIFTH AVE., SUITE 500

PORTLAND, OREGON U.S.A. 97204

[***]

(ISSUE DATE)

IRREVOCABLE STANDBY LETTER OF CREDIT

BENEFICIARY: QUALCOMM INCORPORATED 5775 MOREHOUSE DRIVE SAN DIEGO, CA 92121	APPLICANT: AIRCELL LLC 1172 CENTURY DRIVE, SUITE 280 LOUISVILLE, CO 80027

LETTER OF CREDIT NUMBER: [TO BE PROVIDED BY ISSUING BANK]

EXPIRY DATE: (ONE YEAR FROM ISSUE DATE)

AT: ISSUING BANK’S INTERNATIONAL BANKING COUNTERS

LOCATED AT ADDRESS INDICATED ABOVE.

AMOUNT: [***]

[***]

WE HEREBY ISSUE THIS IRREVOCABLE STANDBY LETTER OF CREDIT AVAILABLE BY PAYMENT BY DRAFT(S) DRAWN AT SIGHT ON U.S BANK NATIONAL ASSOCIATION AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

A STATEMENT ISSUED AND SIGNED BY THE BENEFICIARY CERTIFYING AS FOLLOWS:

“I, THE UNDERSIGNED DULY AUTHORIZED SIGNER FOR QUALCOMM INCORPORATED HEREBY CERTIFY THAT AIRCELL LLC IS IN MATERIAL BREACH OF THE DEVELOPMENT AGREEMENT DATED [INSERT DATE] BETWEEN QUALCOMM INCORPORATED AND AIRCELL LLC WITH RESPECT TO SECTION 3.1(c), ANNUAL PAYMENTS. I FURTHER CERTIFY THAT ALL MILESTONES HAVE BEEN ACHIEVED AND THAT AIRCELL LLC HAS BEEN INFORMED IN WRITING OF SUCH BREACH AND HAS FAILED TO CURE SUCH BREACH PURSUANT TO THE DEVELOPMENT AGREEMENT.”

THE ORIGINAL OF THIS LETTER OF CREDIT MUST ACCOMPANY THE ABOVE DOCUMENTATION.

THIS LETTER OF CREDIT INITIALLY EXPIRES ON (ONE YEAR FROM ISSUE DATE). IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE CONSIDERED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE UNLESS WE NOTIFY YOU IN WRITING BY

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COURIER AT LEAST THIRTY (30) DAYS PRIOR TO ANY SUCH EXPIRATION DATE THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED.

NOTWITHSTANDING ANY OTHER PROVISION HEREIN THIS LETTER OF CREDIT WILL NOT EXTEND BEYOND (FINAL DATE 2010).

THIS LETTER OF CREDIT SHALL AUTOMATICALLY REDUCE WITHOUT AMENDMENT AND WITHOUT BENEFICIARY’S CONSENT (UNLESS SO DRAWN) PER THE FOLLOWING SCHEDULE:

REDUCTION DATE	REDUCTION AMOUNT	AVAILABLE BALANCE
TBD	[***]	[***]
TBD	[***]	[***]
TBD	[***]	[***]

ALL BANKING CHARGES OTHER THAN THOSE OF THE ISSUING BANK ARE FOR ACCOUNT OF THE BENEFICIARY.

PURSUANT TO U.S. LAW WE ARE PROHIBITED FROM ISSUING, TRANSFERRING, ACCEPTING OR PAYING LEITERS OF CREDIT TO ANY PARTY OR ENTITY IDENTIFIED BY THE OFFICE OF FOREIGN ASSETS CONTROL, U.S. DEPT. OF TREASURY, OR SUBJECT TO THE DENIAL OF EXPORT PRIVILEGES BY THE U.S. DEPT. OF COMMERCE.

DRAFTS DRAWN UNDER THIS CREDIT MUST BEAR THE CLAUSE: “DRAWN UNDER U.S. BANK NATIONAL ASSOCIATION IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER [TO BE PROVIDED BY ISSUING BANK].”

THIS CREDIT IS SUBJECT TO “THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS” (2007 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 600.

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED AND NEGOTIATED UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION TO US.

U.S. BANK NATIONAL ASSOCIATION

A MEMBER OF THE FEDERAL RESERVE SYSTEM

STANDBY LETTERS OF CREDIT

X
APPROVED BY: AIRCELL LLC

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